2 3. The dispute relates to the 2014 Collaboration and Exclusive License Agreement (the “Collaboration Agreement” (Ex. 1)1) between AnaptysBio and Tesaro, which gave Tesaro rights to AnaptysBio’s promising PD-1 antagonist (“PD-1”), dostarlimab, which is now sold under the brand name Jemperli®. Based on results from head-to-head clinical studies, dostarlimab is potentially a best-in- class PD-1 therapy to treat various cancers. 4. In the Collaboration Agreement, AnaptysBio obtained assurances that Tesaro would advance dostarlimab. These assurances manifested in an exclusivity obligation—Tesaro agreed it would not participate in developing other PD-1s— and a stringent diligence requirement—Tesaro must use commercially reasonable efforts to obtain the “optimum” commercial return for dostarlimab in all major markets of the world. 5. In 2020, after GSK acquired Tesaro, Tesaro and GSK decided to ignore these duties and conduct a clinical trial with their product Zejula® (niraparib) in combination with Merck Sharp & Dohme B.V.’s (“Merck”) Keytruda® (pembrolizumab). Keytruda® is dostarlimab’s most formidable PD-1 competitor. 1 Attached as Exhibit 2 to the Complaint is Amendment Number Three to the Collaboration Agreement, dated October 23, 2020 (“the Amendment”). AnaptysBio has intentionally omitted the Second and Fifth Amendments because they are not relevant to the current dispute.

3 6. Tesaro and GSK knew that this trial breached the Collaboration Agreement. Not only did the exclusivity and diligence provisions plainly prohibit it, but AnaptysBio had also expressly rejected an earlier Tesaro request to conduct a similar clinical trial. 7. As a result, AnaptysBio was forced to bring suit in this Court for Tesaro’s breach of contract and GSK’s tortious interference in August 2020. GSK and Tesaro recognized their error—they hurried to the bargaining table, agreeing to pay AnaptysBio $60 million upfront, a royalty on Zejula®, and to more than double the royalty payments on dostarlimab to settle the dispute. (See Ex. 3, Confidential Settlement and Modification Agreement, dated October 23, 2020 (“the Settlement Agreement”).) 8. AnaptysBio hoped that Tesaro would not flout its duties again. But to further protect its rights and interests, AnaptysBio bargained for and received additional protections as part of the settlement by amending the Collaboration Agreement. (Ex. 2.) The Amendment increased Tesaro’s duties to inform and update AnaptysBio about dostarlimab development and commercialization efforts, and generally precluded Tesaro from licensing or otherwise providing GSK with dostarlimab rights.

4 9. AnaptysBio recently discovered, however, that Tesaro flouted its duties again. And this time, Tesaro repeatedly withheld material information to hide its breaches. 10. In fact, Tesaro breached its obligations the moment the ink dried on the prior settlement. As part of the settlement, Tesaro was required to disclose clinical trials that GSK and Tesaro “plan to conduct or are currently conducting involving dostarlimab.” Yet Tesaro never disclosed a clinical trial that was ongoing at the time, the I-SPY Trial, which involved dostarlimab and competitor PD-1s. 11. Tesaro’s breaches have continued since then. In a repeat of the 2020 dispute, where Tesaro and GSK sought to support Zejula® at dostarlimab’s expense, Tesaro and GSK have recently focused on conducting clinical trials to maximize the market for antibody-drug conjugates (“ADCs”) that GSK committed billions to buy.2 These ADCs may be particularly advantageous when combined with PD-1s like dostarlimab to kill cancer cells. Yet Tesaro has not sought to optimize dostarlimab’s commercial opportunity as required, and has instead 2 E.g., GSK, “GSK enters exclusive license agreement with Hansoh for HS-20089” (2023) GSK plc., available at: https://www.gsk.com/en-gb/media/press-releases/gsk- enters-exclusive-license-agreement-with-hansoh-for-hs-20089/ (last accessed on November 20, 2025). see also GSK, “GSK acquires exclusive rights from Syndivia for antibody-drug conjugate (ADC) in prostate cancer” (2025) GSK plc., available at: https://www.gsk.com/en-gb/media/press-releases/gsk-acquires-exclusive-rights-from- syndivia-for-antibody-drug-conjugate/ (last accessed on November 20, 2025).

5 allowed GSK to maximize the opportunity for the ADCs through clinical trials that pair the ADCs with PD-1s that compete with dostarlimab, violating the Collaboration Agreement. 12. There is no excuse for Tesaro’s and GSK’s conduct: they control whether dostarlimab’s competitors are included in their clinical trials. They also control the study design and could have designed studies to obtain dostarlimab’s optimum commercial return, as Tesaro is obligated to do, when paired with these ADCs. Similarly situated companies, particularly competitors like Merck and AstraZeneca, with PD-1 antagonists have done exactly that: they design clinical trials to optimize the commercial return for two of their products in a combination therapy context. And, on information and belief, that is precisely what GSK and Tesaro themselves have done in other contexts not involving dostarlimab. 13. But that is not what Tesaro has done here, and the reason is plain. Tesaro acts at GSK’s behest and GSK has chosen to prioritize its ADC programs, regardless of the detrimental effect on dostarlimab, thus inducing Tesaro’s breaches. 14. Tesaro cannot pick and choose which Collaboration Agreement provisions it will follow based on its appetite for compliance and pressure from GSK. Nor does the Collaboration Agreement give Tesaro wiggle room to elevate its and GSK’s commercial interests at dostarlimab’s direct expense. Quite the

6 opposite: Tesaro is duty-bound to use commercially reasonable efforts to obtain the “optimum” commercial return for dostarlimab. 15. The Collaboration Agreement provides an important remedy when Tesaro violates the commercially reasonable efforts duty or otherwise materially breaches: the rights to dostarlimab revert to AnaptysBio within 60 days of notice of material breach. AnaptysBio brings this action to obtain a declaration that it is entitled to that remedy and obtain all other appropriate relief. THE PARTIES 16. AnaptysBio is a Delaware corporation having its principal place of business at 10770 Wateridge Circle, Suite 210, San Diego, CA 92121. 17. On information and belief, Tesaro, Inc. is a Delaware corporation having its principal place of business at 251 Little Falls Drive, Wilmington, DE 19808. On information and belief, Tesaro, Inc. is a wholly-owned subsidiary of defendant GSK. 18. On information and belief, GSK is a Delaware LLC having its principal place of business at 5 Crescent Drive, Philadelphia, PA 19112. 19. On information and belief, GSK has the power to control and direct, and does control and direct, Tesaro’s actions, including the misconduct alleged in this complaint.

7 20. On information and belief, Tesaro is financially dependent on GSK, and Tesaro does not have adequate capital without GSK to satisfy its obligations under the Collaboration Agreement, including its obligation to develop and commercialize dostarlimab consistent with its commercially reasonable efforts duties. 21. On information and belief, Tesaro either has no bank account or the bank account it has is controlled by GSK. When AnaptysBio is owed money under the Collaboration Agreement, Tesaro’s required payments are made from a GSK bank account. 22. On information and belief, Tesaro has no employees, and individuals who hold titles with Tesaro are in fact employed by GSK. 23. GSK has assumed all Tesaro’s obligations under the Collaboration Agreement and confirmed publicly and to AnapytsBio that it has taken over responsibility for dostarlimab’s development and commercialization. JURISDICTION 24. This Court is vested with jurisdiction to adjudicate this action under 10 Del. C. § 341. 25. This Court has personal jurisdiction over Tesaro and GSK under 8 Del. C. § 321 because they are Delaware business entities.

8 26. Tesaro and GSK have also consented to this Court’s personal and subject matter jurisdiction pursuant to an agreement with AnaptysBio. FACTUAL BACKGROUND I. AnaptysBio Develops Lifesaving Medicines 27. AnaptysBio is a clinical-stage biotechnology company focused on delivering innovative therapeutics for autoimmune and inflammatory diseases. 28. AnaptysBio has also discovered and out-licensed, in financial collaborations with other biopharmaceutical companies, multiple therapeutic antibodies, including cancer therapies such as dostarlimab, developed using a proprietary antibody discovery technology platform. These collaborations allow AnaptysBio’s partners to advance drug candidates clinically and commercially while AnaptysBio retains certain rights, including rights to milestone and royalty payments. II. Tesaro’s Obligations Under the Collaboration Agreement 29. On March 10, 2014, AnaptysBio and Tesaro entered into the Collaboration Agreement, which is governed by Delaware law. (Ex. 1 § 15.1.) The Collaboration Agreement has been amended five times, including the Amendment in October 2020 to settle the previous dispute between the parties. (Ex. 2.) The Collaboration Agreement’s purpose is to allow the parties to work together to develop life-saving medicines, including cancer treatments like PD-1s.

9 30. The Collaboration Agreement has an exclusivity provision that forbids Tesaro from researching or developing therapeutics that might compete with AnaptysBio’s. Setting aside dostarlimab and Zejula® (referred to as “niraparib” in the Amendment), Tesaro shall “not knowingly conduct, participate in, license or fund, directly or indirectly, alone or with any Affiliate or Third Party, research or development with respect to, or manufacturing or commercialization of, a Target Antagonist [e.g., PD-1.]” (Ex. 2 § 5.3(b).) 31. The exclusivity provision has a limited carveout, added in the Amendment, for (1) combination studies (i.e., when the medicinal products are administered together) that involve Target Antagonists combined with either Zejula® or dostarlimab and (2) studies where the same patient otherwise receives both a Target Antagonist and Zejula® or dostarlimab (e.g., when the medicinal products are administered separately, such as in separate doses). The Collaboration Agreement, as amended, says: For the sake of clarity, any research, development, manufacturing, and/or commercialization by Tesaro and/or its affiliates of a Target Antagonist that is not a Product in combination with or otherwise with respect to [Zejula®] or a Product is permitted under the Agreement. (Ex. 2 § 5.3(b).) 32. “Target Antagonist” means “an antibody that is created against and selected in order to antagonize Target(s), and does antagonize that Target.” (Ex. 1

10 § 1.42.) Examples of Target Antagonists include anti-PD-1 antibodies, including Merck’s Keytruda® (pembrolizumab), cemiplimab, rilvegostomig, and durvalumab. 33. “Target(s)” under the Collaboration Agreement means “LAG-3, PD-1 and TIM-3.” (Ex. 1 § 1.41.) “LAG-3” means “lymphocyte-activation gene 3, encoded by the LAG3 gene, also known as CD223.” (Id. § 1.25.) “PD-1” means “programmed cell death protein 1, encoded by the PDCD1 gene, also known as CD279.” (Id. § 1.33.) And “TIM-3” means “the T cell immunoglobulin and mucin protein 3 protein, encoded by the TIM3 gene.” (Id. § 1.46.) LAG-3, PD-1, and TIM-3 play a role in cancer growth and antagonizing them may inhibit that growth. 34. The Amendment notes that the exclusivity provision generally does not apply to Tesaro’s parents and their Affiliates. (Ex. 2 § 5.3(e).) But to prevent Tesaro from trying to circumvent its duties by working through GSK and GSK Affiliates, the Amendment prohibits Tesaro from “assign[ing], licens[ing], or otherwise transfer[ing] its intellectual property rights granted by AnaptysBio in respect of the Products . . . to GSK or any GSK Affiliates.” (Id.) 35. Although Tesaro can engage Affiliates or third-party Subcontractors to provide it with services or to develop and commercialize dostarlimab, any subcontract must require the contracting entity to “accept[] and compl[y]” with all Collaboration Agreement terms. (Ex. 1 § 2.11(b).). The arrangement must “be in

11 writing,” “impose on [the contracting party] all applicable obligations under the terms of [the Collaboration] Agreement,” “contain terms and conditions which are consistent with the [Collaboration Agreement’s] terms and conditions,” and cannot “in any way diminish, reduce or eliminate any of Tesaro’s obligations[,]” including the exclusivity and diligence duties. (Id.) 36. Even without Section 2.11(b), the diligence provision described below forbids Tesaro from engaging Affiliates or Subcontractors who undertake activities that would not allow dostarlimab to achieve its optimum commercial return. 37. The diligence provision requires Tesaro to “use Commercially Reasonable Efforts to . . . commercialize Products [e.g., dostarlimab] and attempt to obtain the optimum commercial return for each Product in all major markets throughout the world.” (Id. § 8.1(e).) This obligation was not modified in the Amendment. 38. The diligence duty in Section 8.1(e) helps ensure that AnaptysBio is appropriately compensated for discovering dostarlimab and licensing it to Tesaro. AnaptysBio receives tiered royalty payments based on dostarlimab sales, with the royalty rate ranging from eight percent to twenty-five percent. (Ex. 2 § 1.4.) AnaptysBio’s entitlement to these payments is tied, in part, to the expiration of dostarlimab-related patents. (Ex. 1 § 6.4(b); id. §§ 1.4, 1.8.) Tesaro is responsible for prosecuting dostarlimab-related patents. (Ex. 4, Amendment No. 4 to the

12 Collaboration Agreement, dated Oct. 21, 2021.) In turn, Tesaro’s efforts related to the prosecution of patents stemming from the collaboration relate to whether it has acted in a commercially reasonable manner to obtain dostarlimab’s optimum commercial return. 39. To help ensure that Tesaro satisfies its obligations, Tesaro must keep AnaptysBio apprised of its efforts to develop and commercialize dostarlimab. Tesaro must use “Commercially Reasonable Efforts to disclose to AnaptysBio all material information relating to the applicable Development Program”—such as development related to dostarlimab—“promptly after it is learned or its materiality is appreciated.” (Ex. 1. § 3.2(b).) Further, “[w]ithin sixty (60) days following the end of each calendar quarter of the Development Program, Tesaro shall provide AnaptysBio with a reasonably detailed written report describing the progress to date of all activities during such quarter under the applicable Development Program and the activities planned through the following two (2) quarters.” (Id.) 40. These information reporting duties are central to the parties’ bargain. It is, at best, impractical for a startup biotech company like AnaptysBio to monitor Tesaro’s and GSK’s direct or indirect participation in clinical trials: on information and belief, there are over 500,000 clinical trials registered globally on any given day. And not every entity participating is publicly disclosed. In fact, sometimes the drugs involved in the study are not specifically disclosed. GSK itself has

13 ambiguously referred to dostarlimab as simply an “anti-cancer therapy” in at least one clinical trial. So, without complete disclosure about Tesaro’s efforts, AnaptysBio is hamstrung in its ability to ensure dostarlimab is progressing to achieve its optimum commercial return. And AnaptysBio cannot timely exercise one of its most important rights—seeking dostarlimab’s reversion—if it lacks full information. 41. The disclosure duties are so key that AnaptysBio required that they be strengthened through the Amendment. The Amendment required that the parties establish a new Joint Review Committee (“JRC”) to ensure that Tesaro would notify AnaptysBio about dostarlimab-related development and commercialization activities on a recurring, regular basis. (Ex. 2 §§ 4.6(b)(i)-(iii).) Tesaro must notify AnaptysBio about all “future activities planned by” Tesaro or any Tesaro Affiliates (e.g., GSK) regarding “preclinical, clinical, and commercial advancement of” dostarlimab. (Id. § 4.6(b)(i).) The Amendment also requires Tesaro to provide updates about clinical trials involving dostarlimab and dostarlimab’s commercialization. (Id. § 4.6(b)(ii-iii).) 42. The Amendment also required that Tesaro disclose all clinical trials that Tesaro or GSK planned to conduct or were conducting involving dostarlimab in an exhibit. (Id. § 8.1.) If Tesaro failed to disclose any such trial, the rights to dostarlimab revert to AnaptysBio. (Id.; Ex. 1 § 8.2.)

14 43. The Collaboration Agreement explains what happens when Tesaro breaches its duties in other ways as well. If Tesaro breaches its diligence duties under Section 8.1, then “all rights to” the relevant Development Program “shall revert to AnaptysBio . . . .” (Ex. 1 § 8.2.) 44. For other material breaches, the Collaboration Agreement allows the non-breaching party to terminate the entire agreement. (Id. § 14.2.) 45. But termination is not the only remedy available. The Collaboration Agreement provides that “[t]ermination is not the sole remedy under this Agreement, and whether or not termination is effected, all other remedies will remain available except as agreed to otherwise herein.” (Id. § 14.7.) III. The Collaboration Agreement Leads to Dostarlimab’s Development and Approval 46. AnaptysBio’s collaboration with Tesaro resulted in dostarlimab’s development: AnaptysBio discovered it using its proprietary technology and Tesaro was, and continues to be, responsible for its development and commercialization. 47. Dostarlimab is a “Product” under the Collaboration Agreement. 48. Dostarlimab received FDA regulatory approval to treat a certain subset of recurrent or advanced endometrial cancer in April 2021 and to treat a certain subset of advanced solid tumors in August 2021. Dostarlimab was approved for the frontline treatment of a subset of patients with advanced or

15 recurrent endometrial cancer in July 2023, and the entirety of this population in August 2024. Dostarlimab also shows promise for treating several other types of cancer. 49. For now, however, Merck’s Keytruda® remains the market leader and clinical trials that aim to benefit it or other competing PD-1s can impair dostarlimab’s optimum commercial return today and in the future. IV. Soon After the Collaboration Agreement is Signed, Tesaro Seeks to Violate the Agreement by Developing Competitor PD-1s 50. In 2015, Tesaro sought AnaptysBio’s permission to conduct an early- stage clinical trial with Zejula® in combination with Merck’s Keytruda®. 51. After considerable negotiations, AnaptysBio gave Tesaro a limited waiver to conduct this specific trial. But AnaptysBio made clear that its consent for this trial “will not be deemed to give a waiver or consent . . . for any other study that may be the same or similar[.]” 52. Later, Tesaro sought to expand the waiver to allow for additional combination product trials involving Zejula® and Keytruda®. 53. AnaptysBio declined, reiterating that PD-1 exclusivity was a critical component of the Collaboration Agreement: “Per our prior conversations, mutual exclusivity was a key tenet of our partnership from the very outset. AnaptysBio accepted the financial terms of our partnership, and agreed to be exclusive to TESARO in that we would forego any other opportunities to discover, develop and

16 commercialize PD-1 . . . antibodies outside of the TESARO relationship[.] . . . Waiving exclusivity at this point, particularly in the combination therapy setting where PD-1 antibodies hold the greatest commercial promise, would lead to a material reduction in the financial return to AnaptysBio.” V. GSK Acquires Tesaro in 2019, and They Plan Clinical Trials that Violate the Exclusivity and Diligence Provisions 54. On information and belief, in April 2014, GSK’s parent company— GlaxoSmithKline plc—sold its oncology portfolio and research and development activities valued at approximately $16 billion to Novartis and announced that it was leaving the oncology field.3 55. In January 2019, GSK acquired Tesaro for $5.1 billion. With that acquisition, GSK, along with its corporate affiliates, re-entered the oncology space.4 56. GSK knows about Tesaro’s contractual obligations to AnaptysBio, including the exclusivity and diligence obligations, because it owns and controls Tesaro and was a co-defendant in the previous litigation. GSK also knows about AnaptysBio’s limited waiver with respect to a single clinical trial, and 3 H. Plumridge, “Glaxo Exits Cancer Drugs” (2014) The Wall Street Journal, available at https://www.wsj.com/articles/glaxo-exits-cancer-drugs-1398167267 (last accessed on November 19, 2025). 4 A. McConaghie, “GSK upbeat on its return to oncology market.” (2019) PMLiVE, available at http://www.pmlive.com/pharma_news/gsk_upbeat_on_its_return_to_oncology_marke t_1274580 (last accessed November 19, 2025).

17 AnaptysBio’s later refusal to expand that waiver, which preceded the prior lawsuit. Indeed, GSK was a party to the Settlement Agreement that resolved that litigation and participated in preparing the Amendment. (See Ex. 3 § 1.) Even the individuals who negotiated the Settlement Agreement and the Amendment on Tesaro’s and GSK’s behalf were all GSK employees. A. GSK’s Proposed 2020 Clinical Trial with a Target Antagonist, Keytruda®, Then-Expected to Compete with Dostarlimab 57. In July 2020, GSK or one of its corporate affiliates announced plans for a Phase 3 clinical trial of Zejula® in combination with Keytruda® to treat non- small cell lung cancer. Keytruda® is a Target Antagonist that Tesaro is prohibited from researching and developing under the Collaboration Agreement. 58. Despite the Collaboration Agreement’s clear exclusivity provision, and AnaptysBio’s previous denials of requests by Tesaro to conduct similar trials, neither Tesaro nor GSK sought AnaptysBio’s consent for this clinical trial. Tesaro and GSK knew that conducting this trial breached the Collaboration Agreement, not only because the exclusivity provision is unambiguous, but also because AnaptysBio told them so. B. AnaptysBio, Tesaro, and GSK Resolve Their 2020 Dispute and Amend the Collaboration Agreement 59. AnaptysBio filed suit in this Court on August 20, 2020 because the planned clinical trial violated the Collaboration Agreement, breached the implied

18 covenant of good faith and fair dealing, and GSK tortiously interfered with the Collaboration Agreement. 60. About two months later, on October 23, 2020, AnaptysBio, Tesaro, and GSK settled the litigation and AnaptysBio dismissed its claims. 61. As part of that settlement, Tesaro and GSK agreed to pay AnaptysBio $60,000,000, a royalty on Zejula® sales, and to more than double the royalties on Jemperli® sales.5 Tesaro’s royalty payment obligations are tiered, starting at 8% on dostarlimab net sales and increasing up to 25% as net sales increase.6 The tiered royalty structure makes the exclusivity and diligence provisions all the more important to ensure that Tesaro, and any affiliate it enlists to act on its behalf, act diligently to obtain the optimum commercial return for dostarlimab. 62. The settlement also included an amendment to the Collaboration Agreement. As described above, the Amendment retained the key obligations in the original Collaboration Agreement, including:  Tesaro’s duty to use commercially reasonable efforts to obtain the optimum commercial return for Jemperli® remains;  Tesaro is still generally forbidden from researching or developing competitor PD-1s and participating in clinical studies that are not designed to achieve dostarlimab’s optimum commercial return in all 5 https://www.sec.gov/Archives/edgar/data/1370053/000137005321000019/anab- confidentialsettlemen.htm (last accessed November 20, 2025). 6 Id.

19 major markets; and  Tesaro is still required to provide AnaptysBio with information about its efforts to comply with the Collaboration Agreement. 63. The Amendment also gave AnaptysBio more protection. The notice obligations were enhanced through the JRC. (Ex. 2 §§ 4.6(b)(i)-(iii).) Tesaro had to identify all dostarlimab clinical trials that it or GSK were conducting or planning to conduct in an exhibit to the Amendment. (Id. § 8.1.) This duty was so important to AnaptysBio that rights to dostarlimab revert if it is breached. (Ex. 1 § 8.1; Ex. 2 § 8.2.) Finally, Tesaro is generally forbidden from transferring dostarlimab intellectual property rights granted by AnaptysBio to GSK. (Ex. 2 § 5.3(e).) VI. GSK Absorbs Tesaro and Announces its Responsibility for All Tesaro’s Obligations Under the Collaboration Agreement 64. After the October 2020 settlement, GSK began dominating and controlling Tesaro. 65. To start, Tesaro presently has no formal web presence of its own; the web address www.tesarobio.com links to GSK’s website. Tesaro last made an SEC filing in 2019, and a GSK Annual Report lists Tesaro, Inc.’s headquarters as the address of an entity-management and registered-agent service in Delaware and Tesaro Development, Ltd.’s as an entity-management service in Bermuda— meaning that neither have formal operations of their own. On information and belief, Tesaro has no physical office, no employees, and no longer maintains

20 distinct corporate officers or directors. On information and belief, anyone who holds a title with Tesaro, Inc. or Tesaro Development, Ltd. is employed and paid by GSK. 66. That GSK dominates and controls Tesaro with respect to dostarlimab and the AnaptysBio relationship is reaffirmed by the fact that GSK employees, not Tesaro employees, attend all JRC meetings related to dostarlimab. The JRC members and meeting participants from 2022 to present are identified in JRC documents as GSK employees. Further, the JRC meeting slides and quarterly royalty reports are stamped with GSK’s logo—not Tesaro’s. Virtually every communication to AnaptysBio regarding the Collaboration Agreement since the October 2020 settlement has come from GSK. Indeed, GSK employees negotiated and executed the Amendment and Settlement Agreement on both Tesaro’s and GSK’s behalf. And when AnaptysBio is entitled to payments from Tesaro stemming from the Collaboration Agreement, the payments come from GSK’s bank accounts. 67. GSK has also announced to AnaptysBio and to the world that it is responsible for Tesaro’s “research, development, commercialisation, and manufacturing” obligations related to dostarlimab.7 In fact, GSK has confirmed 7 GSK, “Jemperli (dostarlimab) receives US FDA Breakthrough Therapy Designation for locally advanced dMMR/MSI-H rectal cancer” (2024) GSK, available at:

21 that it is responsible for dostarlimab’s development in SEC filings dating back to 2021. Consistent with those representations, GSK has also disclosed in SEC filings that GSK is initiating dostarlimab clinical trials.8 That makes sense because for every dostarlimab clinical trial that has been disclosed to AnaptysBio under the Collaboration Agreement, GSK is either the sponsor or the collaborator. 68. GSK’s representations to AnaptysBio are consistent with those public announcements: during JRC meetings, GSK has referred to clinical trials involving AnaptysBio Products as “sponsored by GSK.” VII. Tesaro’s Breaches of the Collaboration Agreement and GSK’s Inducement of those Breaches 69. Since AnaptysBio and Tesaro signed the Amendment through about late July 2025, AnaptysBio had no inkling that Tesaro was breaching, and GSK was inducing Tesaro to breach, the Collaboration Agreement. But Tesaro and GSK were misleading AnaptysBio this entire time in contractually required information reports and JRC meetings to prevent AnaptysBio from discovering the truth. https://www.gsk.com/en-gb/media/press-releases/jemperli-dostarlimab-receives-us-fda- breakthrough-therapy-designation-for-locally-advanced-dmmrmsi-h-rectal-cancer/ (last accessed on November 20, 8 GlaxoSmithKline plc Form 6-K (April 22, 2021) at 3; GlaxoSmithKline plc Form 6-K (June 14, 2021) at 2-3; GlaxoSmithKline plc Form 6-K (February 9, 2023) at 2.

22 A. Tesaro’s Participation in, and Failure to Disclose, the I-SPY Trial in the Amendment Breaches the Collaboration Agreement 70. AnaptysBio has discovered that, by September 8, 2020, while the parties were negotiating the settlement of their prior dispute, GSK had committed to providing “TSR-042”—a Tesaro identifier for dostarlimab—in a trial known as the I-SPY Trial. On information and belief, Tesaro and GSK’s governance committee approved providing dostarlimab for the study and thus it was also approved to help conduct the study. That trial includes not only dostarlimab, but a host of other PD-1s that Tesaro is forbidden from participating in researching or developing, including Keytruda®, Libtayo® (cemiplimab), AZD2936 (rilvegostomig), and Imfinzi® (durvalumab). The trial also includes a LAG-3 antagonist, REGN3767, that Tesaro was prohibited from participating in the research or development of at the time as well. 71. Tesaro at least indirectly participated in this trial in violation of Section 5.3(b) by providing dostarlimab or dostarlimab-related intellectual property to GSK for the trial. 72. Tesaro was required to disclose the I-SPY Trial in the Amendment but omitted it instead. And, on information and belief, GSK caused or induced Tesaro to omit this trial from Exhibit D to the Amendment. (Ex. 2 § 8.1; id. Ex. D.) 73. Just as bad, the Amendment forbids Tesaro from assigning, licensing, or otherwise transferring dostarlimab rights to GSK—but it was GSK who

23 committed to providing “TSR-042” (dostarlimab) for the I-SPY Trial.9 GSK could not have provided dostarlimab for this study without receiving it or rights to it from Tesaro. Indeed, dostarlimab had not received regulatory approval at the time so it was not available for purchase on the open market. Tesaro’s conduct, induced by GSK, violates Section 5.3(e). 74. Tesaro’s omission of the study, as well as GSK’s inducement of that omission, breaches Section 8.1, which triggers AnaptysBio’s reversion rights under Section 8.2. 75. Tesaro has continued its breaches of the exclusivity, diligence, licensing, and notice duties in connection with the I-SPY Trial. GSK has facilitated these breaches. 76. In July 2025, for example, it was publicly announced that the I-SPY Trial would include a third dostarlimab arm that also includes one of GSK’s ADCs. This arm is part of Tesaro’s and GSK’s efforts, described below, to favor the development of GSK’s ADCs. Tesaro’s participation is clear: it is providing dostarlimab for the trial, so it is not only violating the exclusivity provision but 9 FirstWordPharma, “Quantum Leap Healthcare Collaborative and Athenex Announce the Selection of Oral Paclitaxel plus Encequidar in Combination with dostarlimab, an anti-PD-1, in the I-SPY 2 TRIAL targeting Stage 2/3 HER2+ and HER2- Breast Cancers” (2020), available at: https://firstwordpharma.com/story/5101197 (last accessed on November 20, 2025).

24 also the licensing restriction. GSK’s participation is also clear, so its inducement of these breaches is equally clear: the GSK ADC used in trial lacks regulatory approval so it cannot be purchased on the open market. B. Tesaro’s Participation in Clinical Trials Designed to Support GSK’s Recently Acquired ADC Program Breaches the Collaboration Agreement 77. Since 2023, GSK has started betting big on ADCs. In October 2023, GSK acquired the rights to an ADC developed by Hansoh Pharma (“Hansoh”). GSK agreed to pay $85 million upfront and up to $1.485 billion in success-based milestones for exclusive rights (outside of China, Hong Kong, Macau, and Taiwan) to them. About two months later, GSK and Hansoh inked a second deal that gave GSK rights to a different Hansoh ADC. This time GSK paid $185 million upfront and up to $1.525 billion in success-based milestones. And just this year, GSK bought another ADC from French biotech company Syndivia for over $355 million, including success-based milestones. 78. Tesaro and GSK have, on information and belief, made GSK’s ADC programs a top priority. Much like they did in 2020 with Zejula®, GSK’s development program for their ADC portfolio is being favored by Tesaro and GSK to dostarlimab’s detriment. Tesaro and GSK have conducted, participated in, licensed, funded, or governed a series of clinical trials with dostarlimab competitors to benefit GSK’s ADCs and their market potential—even if it means

25 hurting dostarlimab’s. These studies are not designed in accord with an objective to obtain dostarlimab’s “optimum” commercial return: conducting clinical trials with competitor drugs can yield data that benefits GSK’s ADCs and those competitors, but at dostarlimab’s expense. 79. These trials, as further explained below, alone and together through the overall plan to prioritize GSK’s ADCs, even if it means undermining dostarlimab’s commercial position, breach the Collaboration Agreement in multiple material ways. 80. First, Tesaro has breached, and GSK induced Tesaro to breach, the Collaboration Agreement in connection with a study called BEHOLD EC-02 in endometrial cancer. This forthcoming Phase 3 trial will study a GSK ADC in combination with Merck’s Keytruda® (pembrolizumab) or dostarlimab. Tesaro did not timely inform AnaptysBio about this study as Sections 3.2 and 4.6 require, as the study had already been designed and “governed” as approved by GSK when it was disclosed to AnaptysBio in late July 2025. This study also breaches the licensing provision in Section 5.3(e) and the exclusivity provision in Section 5.3(b) because Tesaro is not only participating but also providing dostarlimab or dostarlimab rights to GSK for the trial. It also violates the commercially reasonable efforts duty in Section 8.1 because it can directly benefit a dostarlimab competitor. In fact, the way the trial is designed, the Keytruda® data generated can hurt

26 dostarlimab’s commercial return—even though there are well-known and accepted steps that pharmaceutical companies take, and Tesaro should have required GSK to take—to avoid such outcomes. 81. Second, it is plain that GSK seeks to promote its ADCs in combination with PD-1s other than dostarlimab. For example, GSK ran Clinical Trial No. NCT06551142, which began around August 9, 2024 and studies the safety of one of GSK’s ADCs when administered with other anticancer agents, including multiple prohibited PD-1s such as Keytruda® and durvalumab. But dostarlimab is not included. 82. On information and belief, Tesaro is aware of GSK’s plans for its ADCs at least because Tesaro is actively involved in studies of GSK’s ADCs with dostarlimab, including the forthcoming BEHOLD EC-02 study described above and the on-going BEHOLD-2 study described below. 83. Conducting clinical trials with dostarlimab competitors can undermine dostarlimab’s commercial return, as a study like Clinical Trial No. NCT06551142 is an initial step toward FDA approval of combination therapies of GSK’s ADCs with PD-1s competitive to dostarlimab. 84. However, on information and belief, Tesaro has not stopped GSK from running studies with competitive PD-1s, nor even asked GSK to stop.

27 85. It is, and was, commercially unreasonable for Tesaro to cede, and continue to cede, dostarlimab development and commercialization activities to GSK, who is actively conducting trials that frustrate dostarlimab’s commercial prospects, and for Tesaro to facilitate rather that halt these activities. At minimum, these actions do not seek to obtain dostarlimab’s optimum commercial return. 86. Further, GSK’s overall clinical trial strategy for its ADCs appears focused on establishing that GSK’s ADCs work with any PD-1 (not just dostarlimab). In other words, Tesaro and GSK are agnostic as to whether these trials will benefit or harm dostarlimab so long as the market for GSK’s ADCs is improved. But that is contrary to the required objective of obtaining dostarlimab’s optimum commercial return and thus violates the diligence provision. Indeed, participating in clinical trials that seek to benefit dostarlimab’s direct competitors is inconsistent with achieving dostarlimab’s optimum commercial return because those trials can impair dostarlimab’s current market position or future growth in both approved indications or where dostarlimab could otherwise have been developed in combination with GSK’s ADCs (rather than dostarlimab’s competitors combined with GSK’s ADCs). 87. Just as bad, Tesaro has breached its diligence duties by failing to seek future regulatory approval for dostarlimab as a monotherapy or combination therapy in additional indications, like small cell lung cancer. Tesaro and GSK have

28 publicly stated that they are excited about data generated with GSK’s ADCs and a PD(L)-1 antagonist to treat small cell lung cancer, but they are not pursuing dostarlimab in this context. Achieving regulatory approval for dostarlimab in additional indications can enhance its commercial prospects, so Tesaro’s failure to pursue that objective in this context violates the duty to seek dostarlimab’s optimum commercial return. 88. On information and belief, Tesaro and GSK have or had multiple anti- cancer therapies or other therapeutics that are or were similar to dostarlimab from scientific, regulatory, intellectual property, and profitability perspectives. Further, on information and belief, the efforts that Tesaro and GSK expended to obtain the optimum commercial return for those therapeutics are inconsistent with the efforts that they have undertaken regarding dostarlimab. 89. By way of example only, Tesaro’s and GSK’s conduct regarding dostarlimab is inconsistent with their conduct related to their anti-cancer therapy, Zejula®. Both dostarlimab (Jemperli®) and Zejula® are FDA-approved anti-cancer therapies and both have significant commercial sales. On information and belief, however, neither Tesaro nor GSK has sponsored clinical trials with Zejula®’s competitors, such as Merck and AstraZeneca’s Lynparza® (olaparib). On information and belief, Tesaro and GSK do not sponsor clinical trials with Lynparza® because they know it could hurt Zejula®’s optimum commercial return.

29 90. As another example, Tesaro’s and GSK’s conduct regarding dostarlimab is also inconsistent with their conduct related to GSK’s ADCs. For example, on information and belief, neither Tesaro nor GSK has sponsored clinical trials with Daiichi Sankyo and AstraZeneca’s ADCs Enhertu® and Datroway®. Enhertu® and Datroway® are ADCs that have received regulatory approval to treat certain cancers and have significant commercial sales. On information and belief, Tesaro and GSK do not sponsor trials with Enhertu® or Datroway® because they know it could hurt GSK’s ADCs’ optimum commercial return. That GSK does not sponsor clinical trials with its ADCs and competitor ADCs further shows that it knows it is inducing Tesaro to breach the Collaboration Agreement by requiring Tesaro to provide dostarlimab for clinical trials with dostarlimab competitors. 91. Other similarly situated large pharmaceutical companies pursuing combinations of their PD-1s with their other branded or development-stage biologics seek to reduce the possibility that their drugs can be used with competitor PD-1s. For example, on information and belief, AstraZeneca pursued a label for their CTLA-4 antagonist, Imjudo®, which only allows it to be used together with their PD-1 antagonist, Imfinzi®. As another example, on information and belief, Bristol Myers Squibb only sells their LAG-3 antagonist as a Fixed-Dose Combination known as Opdualag®, where it is packaged and sold together with their PD-1 antagonist, Opdivo®, to prevent its use with competing PD-1s. And, on

30 information and belief, Merck investigated only Keytruda® for treatment of endometrial cancer in the TroFuse-033 study—which combines one of Merck’s ADCs with Keytruda®—without combining or comparing Keytruda® to competing PD-1s. In other words, there are well-known and accepted methods for how to optimize value retention in combination products. Neither Tesaro nor GSK, however, are pursuing those methods for dostarlimab as they advance their ADC portfolio in combination with multiple PD-1 antagonist competitors. 92. Third, knowing that its conduct violated the Collaboration Agreement, Tesaro tried to hide it by failing to disclose the dostarlimab-related trials and the data generated from them. Such actions are themselves a breach of the notice obligations under the Agreement. 93. Rather than providing required disclosures, Tesaro and GSK have engaged in a pattern of deception. They conspired to fraudulently conceal the I- SPY Trial in the Amendment. Then, over twenty written updates and multiple JRC meetings related to Tesaro’s efforts under the Collaboration Agreement, Tesaro and GSK falsely represented by omission that they were not participating in the I- SPY Trial. Nor did Tesaro or GSK timely disclose the BEHOLD EC-02 study or another study called BEHOLD-2. BEHOLD-2 investigates the safety and efficacy of a GSK ADC and several “anticancer therapies.” Tesaro and GSK did not disclose that one of these “anticancer therapies” was dostarlimab until after

31 AnaptysBio provided notice of material breach. Two drugs in the BEHOLD-2 study are still ambiguously referred to as “anticancer therapies.” One wonders why. 94. All said, Tesaro’s and GSK’s reasons for deceiving AnaptysBio are plain: they seek not to “obtain the optimum commercial return” for dostarlimab as Section 8.1 requires. 95. Fourth, at least the I-SPY, BEHOLD-2, and BEHOLD EC-02 trials identified above include dostarlimab. While public statements indicate that it is GSK who is participating in these trials, Tesaro has never provided AnaptysBio any agreement (despite AnaptysBio’s requests) that establish how GSK has the necessary dostarlimab rights to do so. 96. Whether there is a written agreement or not, Tesaro has improperly granted GSK rights to dostarlimab in violation of its licensing obligations. (See, e.g., Ex. 2 § 5.3(e).) 97. On information and belief, Tesaro has directly or indirectly participated in additional clinical trials that breach the Collaboration Agreement for the same reasons as set forth above, and as will be revealed through discovery.

32 COUNT I Tesaro’s Breaches of the Collaboration Agreement 98. AnaptysBio repeats and re-alleges the foregoing paragraphs as if fully set forth herein. 99. The Collaboration Agreement is a valid and binding contract. 100. AnaptysBio fully performed its obligations under the Collaboration Agreement. 101. As part of its obligations under the Collaboration Agreement, Tesaro agreed not to “knowingly conduct, participate in, license or fund, directly or indirectly, alone or with any Affiliate or Third Party, research or development with respect to, or manufacturing or commercialization of, a Target Antagonist.” (Ex. 2 § 5.3(b).) 102. As part of its obligations under the Collaboration Agreement, Tesaro further agreed to “use Commercially Reasonable Efforts to . . . commercialize Products and attempt to obtain the optimum commercial return for each Product in all major markets throughout the world.” (Ex. 1 § 8.1(e).) Dostarlimab is a Product. 103. As part of its obligations under the Collaboration Agreement, Tesaro agreed that “it will not assign, license, or otherwise transfer its intellectual property rights granted by AnaptysBio in respect of the Products,” which includes

33 dostarlimab, “under the Collaboration Agreement to GSK or any GSK Affiliates.” (Ex. 2 § 5.3(e).) 104. As part of its obligations under the Collaboration Agreement, Tesaro agreed to timely provide AnaptysBio with information regarding dostarlimab’s development, including information related to preclinical, clinical, and commercial advancement of dostarlimab. (Ex. 1 § 3.2(b); Ex. 2 §§ 4.6(b)(i)-(iii).) 105. As part of its obligations under the Collaboration Agreement, Tesaro agreed to disclose all clinical trials that GSK or Tesaro planned to conduct or were conducting at the time the Amendment was signed in October 2020. (Ex. 2 § 8.1; id. Ex. D.) 106. Tesaro breached the notice provisions in Sections 3.2 and 4.6 at least by actively concealing the I-SPY Trial and failing to disclose the BEHOLD-2 and BEHOLD EC-02 clinical trials, and by actively concealing related information that Tesaro was required to disclose. Tesaro made fraudulent misrepresentations and omissions in mandatory information reports and during JRC meetings in an attempt to prevent AnaptysBio from discovering these trials and other development, commercialization, and business information regarding dostarlimab. Tesaro breached its notice obligations in an attempt to prevent AnaptysBio from exercising its rights, including its reversion rights.

34 107. Tesaro breached its exclusivity obligation in Section 5.3(b), as amended, by directly or indirectly participating in clinical trials, including at least the I-SPY and BEHOLD EC-02 trials, which include prohibited Target Antagonists. Tesaro participated directly or indirectly at least by providing dostarlimab or required dostarlimab intellectual property for these studies, and through other forms of participation and conduct. 108. Tesaro breached the licensing restriction in Section 5.3(e) by providing GSK rights to dostarlimab for GSK’s use in at least the I-SPY, BEHOLD-2, and BEHOLD EC-02 studies. 109. Tesaro breached its obligation to use commercially reasonable efforts “to obtain the optimum commercial return” for dostarlimab (Jemperli®) at least by directly or indirectly participating in the I-SPY and BEHOLD EC-02 clinical trials which include prohibited Target Antagonists, including Merck’s Keytruda®. 110. Tesaro also breached its obligation to use commercially reasonable efforts because GSK has been participating in clinical trials that undermine dostarlimab’s optimum commercial return and, instead of seeking to stop such activity, Tesaro has continued to enlist GSK to assist with dostarlimab’s development and commercialization. Participation in the research and development of PD-1s that compete with dostarlimab does not “obtain the optimum commercial return” for dostarlimab at least because dostarlimab competes head-to-head with its

35 competitor PD-1s, and any expansion of the commercial opportunity for its PD-1 competitors harms the commercial return of dostarlimab. Further, rather than trying to obtain the optimum commercial return for dostarlimab, Tesaro put dostarlimab’s commercial return at risk by allowing GSK to conduct clinical trials that favor GSK’s ADCs even if it comes at the expense of dostarlimab. Those clinical trials (e.g., BEHOLD EC-02) are designed to optimize only GSK’s ADC portfolio and may benefit those competitors at dostarlimab’s direct expense. On information and belief, and consistent with the examples set forth above, neither Tesaro nor a similarly situated company would sponsor or allow a subcontractor or affiliate to conduct such trials with their own products if they were trying to obtain the optimum commercial return for those products. Nor would Tesaro enlist, or continue to enlist, an affiliate or third-party to help develop its own products if that affiliate or third-party was engaging in conduct that could hurt Tesaro’s products’ commercial prospects. 111. To the extent that Tesaro engaged GSK to perform dostarlimab development and commercialization activities, Tesaro breached its obligations by allowing GSK to participate, or at least failing to try to stop GSK from participating, in clinical trials that threatened dostarlimab’s commercial return and thus breached its diligence obligation. Tesaro further breached by failing to require GSK to seek to expand the indications in which dostarlimab can be used.

36 112. Further, Tesaro breached its obligation to seek the optimum commercial return for dostarlimab by failing to pursue development directed towards future regulatory approval for it as a monotherapy or combination therapy with GSK’s ADCs in additional indications, such as small cell lung cancer, in which it has publicly stated that it is excited about combination data generated with GSK’s ADCs and a PD(L)-1 antagonist. On information and belief, when Tesaro, or a similarly situated company, are seeking to obtain the optimum commercial return for their own products, they seek to increase the indications in which those products can be used. On information and belief, when Tesaro, or a similarly situated company, seeks to obtain the optimum commercial return for their own products in the context of combination therapies, they attempt to ensure that only their product receives approval for use in the combination therapy, or they co- formulate both components to prevent physicians from substituting with a competing product. 113. By at least these actions, Tesaro breached at least the above-identified obligations under the Collaboration Agreement. 114. AnaptysBio has no adequate legal remedy for Tesaro’s refusal to comply with its contractual obligations. Tesaro has participated or allowed GSK to participate in clinical trials with Keytruda® and other PD-1s that are commercially available, which means physicians can prescribe those drugs without any limits.

37 These prescriptions will alter the PD-1 market to dostarlimab’s detriment. Continuation of the planned BEHOLD EC-02 study as designed, or other trials that may be planned now or in the future, which includes a combination of GSK’s ADC with Keytruda® will therefore cause irreparable harm to AnaptysBio such that monetary damages alone would be insufficient. 115. Accordingly, AnaptysBio should be awarded a declaration that Tesaro has materially breached the Collaboration Agreement and that Tesaro’s breaches are incurable. Because the breaches are incurable, AnaptysBio is entitled to specific performance—rights to dostarlimab revert from Tesaro to AnaptysBio after such declaration is issued. 116. Tesaro’s failures to comply with its contractual obligations have also directly and proximately caused significant damages to AnaptysBio, including in the form of loss of competitive position in the marketplace, other economic losses, and other general and specific damages in an amount to be proven at trial. COUNT II Tesaro’s Breaches of the Implied Covenant of Good Faith and Fair Dealing 117. AnaptysBio repeats and realleges the foregoing paragraphs as if fully set forth herein.

38 118. Tesaro, in entering into the Collaboration Agreement and the Amendment, made an implied promise not to unfairly interfere with AnaptysBio’s right to receive the benefits of the Collaboration Agreement. 119. During the course of performance under the Collaboration Agreement, Tesaro breached the covenant of good faith and fair dealing and unfairly interfered with AnaptysBio’s right to receive the benefits of the contract, at least by trying to circumvent the notice, exclusivity, diligence, and licensing provisions. Tesaro attempted to circumvent the Collaboration Agreement by enlisting an affiliate, GSK, to conduct development and commercialization activities for it without undertaking any effort to ensure that GSK’s conduct complied with the Collaboration Agreement. Tesaro’s actions were unreasonable and constitute bad faith, and were designed to elevate GSK’s and its own commercial interests at dostarlimab’s expense. 120. AnaptysBio has no adequate legal remedy for Tesaro’s breach of the implied covenant of good faith and fair dealing. As described above, continuing the planned BEHOLD EC-02 clinical trial for a combination treatment of GSK’s ADC and Keytruda® will cause irreparable harm to AnaptysBio such that monetary damages alone would be inadequate. Accordingly, AnaptysBio should be awarded equitable relief.

39 121. Accordingly, AnaptysBio should be awarded a declaration that Tesaro has materially breached the Collaboration Agreement and that Tesaro’s breaches are incurable. Because the breaches are incurable, AnaptysBio is entitled to specific performance—rights to dostarlimab revert from Tesaro to AnaptysBio after such declaration is issued. 122. As a result of Tesaro’s breach of the Collaboration Agreement, AnaptysBio will suffer loss of competitive position in the marketplace, other economic losses, and other general and specific damages in an amount to be proven at trial. COUNT III GSK’s Tortious Interference with Contract 123. AnaptysBio repeats and re-alleges the foregoing paragraphs as if fully set forth herein. 124. AnaptysBio and Tesaro entered into a valid, written contract, described herein as the Collaboration Agreement. 125. GSK has tortiously interfered with the Collaboration Agreement. 126. At all relevant times, GSK knew about the Collaboration Agreement and its terms, including at least the notice, licensing, diligence, and exclusivity provisions. GSK knew about the Collaboration Agreement terms at least because GSK owns and controls Tesaro and because its employees participate in the JRC

40 meetings and are now responsible for dostarlimab’s development. GSK also knows because it participated in the parties’ prior dispute, including the settlement of that dispute, which resulted in the Amendment. 127. With the intent to cause breach and harm to AnaptysBio’s competitive position, GSK intentionally encouraged, induced, and/or enabled Tesaro’s breach of at least the Collaboration Agreement’s notice, licensing, exclusivity, and diligence provisions. 128. First, GSK encouraged or required Tesaro to fraudulently misrepresent in the October 2020 Amendment the dostarlimab clinical trials that it and GSK were conducting or planning to conduct. 129. Second, GSK encouraged or required Tesaro to make additional fraudulent misrepresentations and omissions in contractually required information reports and during JRC meetings. These misrepresentations and omissions were designed to hide Tesaro’s participation in clinical trials involving dostarlimab and/or Target Antagonists. And they were designed to conceal Tesaro’s breaches of the Collaboration Agreement, and were intended to and did harm AnaptysBio by hindering its ability to monitor Tesaro’s compliance with the Collaboration Agreement and exercising its reversion rights. 130. Third, GSK encouraged or required Tesaro to provide GSK with dostarlimab for clinical trials that included Target Antagonists, breaching the

41 exclusivity provision because Tesaro was directly or indirectly participating in the research or development of Target Antagonists. 131. Fourth, GSK encouraged or required Tesaro to improperly assign, license, or otherwise transfer Tesaro’s dostarlimab intellectual property rights to GSK. Such transfers were conducted to facilitate, among other things, GSK’s use of dostarlimab in prohibited clinical trials that included competitor Target Antagonists. 132. Fifth, by requiring or encouraging Tesaro to directly or indirectly participate in, or facilitate GSK’s participation in, prohibited clinical trials, GSK likewise required or encouraged Tesaro to breach its diligence obligations. GSK knew that these clinical trials were designed to favor its ADCs and could damage dostarlimab’s commercial return and reduce royalties properly owed to AnaptysBio under the amended Agreement. GSK also knew that the clinical trials that include dostarlimab competitors could harm dostarlimab’s commercial return because those products compete head-to-head. 133. There is no justification for GSK’s conduct. GSK was aware of Tesaro’s obligations. This is not an instance of GSK inducing its subsidiary Tesaro to engage in an “efficient breach.” Instead, GSK has denied that its and Tesaro’s participation in these trials constitute a breach. And Tesaro’s breach of the

42 Collaboration Agreement’s exclusivity and commercial reasonable efforts provisions cannot be remedied adequately through monetary damages. 134. As a direct and proximate result of the intentional and knowing actions of GSK, AnaptysBio’s contractual relationship with Tesaro was disrupted, in that GSK enabled, encouraged, or induced, Tesaro’s breach of at least the notice, diligence, licensing, and exclusivity provisions in the Collaboration Agreement. 135. GSK intentionally interfered with AnaptysBio’s and Tesaro’s contractual obligations to cause harm to AnaptysBio. On information and belief, GSK wanted the economic benefit of revenues from sales of its ADCs, regardless of Tesaro’s contractual obligations to AnaptysBio. GSK’s actions were improper and unjustified. GSK has acted in willful and conscious disregard of AnaptysBio’s rights. 136. AnaptysBio has no adequate legal remedy for GSK’s tortious interference. As described above, and incorporated herein by reference, the planned and governed BEHOLD EC-02 study, which is scheduled to start enrolling patients in Q1 2026, will cause irreparable harm to AnaptysBio such that monetary damages alone would be inadequate. Further, AnaptysBio has already been irreparably harmed by GSK’s tortious interference related to the I-SPY trial and the other activities described herein. On information and belief, GSK has induced Tesaro to breach the Collaboration Agreement in connection with other clinical

43 trials that include dostarlimab, dostarlimab’s competitors, or GSK’s ADCs. Accordingly, AnaptysBio should be awarded equitable relief. 137. As a direct result of GSK’s actions, AnaptysBio has suffered economic losses and other general and specific damages in an amount to be proven at trial. PRAYER FOR RELIEF WHEREFORE, AnaptysBio requests that the Court enter an order: a) Declaring that the relevant provisions in the Collaboration Agreement and the Amendment are valid and enforceable; b) Declaring that Tesaro has materially breached the Collaboration Agreement and GSK has tortiously interfered with the Collaboration Agreement; c) Declaring that AnaptysBio is entitled to all rights and remedies under Collaboration Agreement Sections 8.2, 14.2, 14.4, including terminating the agreement and dostarlimab’s reversion; d) Declaring that Tesaro’s material breaches are uncurable; e) Ordering Tesaro to specifically perform its obligations under the Collaboration Agreement because of its material breaches, including by reverting rights to dostarlimab to AnaptysBio after a declaration of material breach is issued; f) Awarding AnaptysBio all appropriate damages to compensate for its economic loss;

44 g) Awarding AnaptysBio its reasonable attorneys’ fees and costs to the extent allowed by law; and h) Granting such other and future relief as the Court deems just and proper. OF COUNSEL: FENWICK & WEST LLP Robert Counihan Vanessa Park-Thompson Nicholas Klenow Andrew Kral 902 Broadway, 18th Floor, New York, NY 10010 (212) 430-2748 November 20, 2025 MORRIS, NICHOLS, ARSHT & TUNNELL LLP /s/ Ryan D. Stottmann Ryan D. Stottmann (#5237) Brian P. Egan (#6227) Alec F. Hoeschel (#7066) 1201 North Market Street Wilmington, DE 19801 (302) 658-9200 rstottmann@morrisnichols.com began@morrisnichols.com ahoeschel@morrisnichols.com Attorneys for Plaintiff AnaptysBio, Inc.